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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 2000
                                                         ----------------

                          U.S. OFFICE PRODUCTS COMPANY
                          ----------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                       0-25372                  52-1906050
         --------                       -------                  ----------
(STATE OR OTHER JURISDICTION          (COMMISSION           (I.R.S. EMPLOYER
OF INCORPORATION)                     FILE NUMBER)           IDENTIFICATION NO.)

       1025 THOMAS JEFFERSON ST., N.W., SUITE 600E, WASHINGTON D.C. 20007
       ------------------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (202) 339-6700
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.           OTHER EVENTS

     On August 17, 2000, U.S. Office Products Company issued a press release, which announced that it intends to divest itself of up to 100% of its interest in Mail Boxes Etc., its wholly-owned subsidiary, through an initial public offering of Mail Boxes Etc.'s common stock. A copy of the press release is included under Item 7, Exhibit 99.1.


ITEM 7.           EXHIBITS.

Exhibit           Description

99.1              U.S. Office Products Company Press Release*

*  Exhibit filed herewith.


                                       2
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   U.S. OFFICE PRODUCTS COMPANY

                                   BY:      /s/ MARK D. DIRECTOR
                                            -----------------------------------
                                            MARK D. DIRECTOR
                                            EXECUTIVE VICE PRESIDENT, SECRETARY
                                            AND GENERAL COUNSEL

DATED:  AUGUST 17, 2000


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                                  EXHIBIT INDEX

Exhibit           Description

99.1              U.S. Office Products Company Press Release*

*  Exhibit filed herewith.